J.P. MORGAN INVESTOR FUNDS

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

(All Share Classes)

(together, the “J.P. Morgan Investor Funds”)

(each, a series of JPMorgan Trust II)

Supplement dated December 3, 2018 to the Prospectuses and

Statement of Additional Information dated November 1, 2018, as supplemented

Effective January 1, 2019, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Administrator”) will no longer receive a separate fee for administration services from the J.P. Morgan Investor Funds. To reflect the removal of this administration fee, the following changes are being made to the J.P. Morgan Investor Funds’ prospectuses and Statement of Additional Information (“SAI”):

The following will be added to the end of the second paragraph of the “The Management of the Funds — The Adviser, Administrator and Distributor” section of each prospectus and in the “Administrator” section in Part II of the SAI:

Effective January 1, 2019, the Administrator does not receive a separate fee for services to the J.P. Morgan Investor Funds but does receive fees for its services to the underlying funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-INV-1218